                                    Exhibit 10.37

CORPORATE APPROVAL
PHILLIPS 66 COMPANY
HUMAN RESOURCES REQUEST
DATE:____________________
HR APPROVAL NO:_________

The following Request for Approval is granted:

1.The Phillips 66 Key Employee Deferred Compensation Plan Title II (Effective for benefits earned or vested after December 31, 2004) effective May1, 2012 (Plan) is amended by adoption of the following amendment as attached, effective February 1, 2024:
Second Amendment: Revision of clawback provision.

2.    That wherever a reference appears in the Plan to a section or other subdivision, and the number or letter or such section or other subdivision is redesignated by any of these amendments, the Plan is hereby simultaneously amended to change the respective number or letter in each such reference to refer to such redesignated number or letter.

3.     That in order to implement these amendments, any Vice President of the Company with primary responsibility for Human Resources or Treasury is hereby authorized and directed to execute appropriate documents, and to take any other necessary or advisable action.

Approved January 11, 2024

/s/ Andrez Carberry

Andrez Carberry
SVP, Chief Human Resources Officer
Phillips 66

Reviewed by:
HR:    Alex Shabet
Legal:     Scott Welch

Second Amendment
to the
Phillips 66 Key Employee Deferred Compensation Plan Title II
Effective February 1, 2024

The Phillips 66 Key Employee Deferred Compensation Plan Title II (Effective for benefits earned or vested after December 31, 2004) effective May 1, 2012 (Plan) is amended effective February 1, 2024 as provided below:

    1. Section 15(e) is amended and restated to provide as follows:

“(e)    Notwithstanding anything herein to the contrary, any rights or interests of a Participant under this Plan, including any benefits previously paid under this Plan, are subject to forfeiture or recoupment, in whole or in part, under applicable law, including the Sarbanes-Oxley Act and any pertinent Company policies, including the Phillips 66 Clawback Policy. A Participant’s rights or interests under this Plan are also subject to forfeiture or recoupment in the event a Participant’s negligence or misconduct results in materially misstated financial or other data, as determined by the Human Resources and Compensation Committee and the Audit Committee of the Board.”

2